EXHIBIT TO ITEM 77(Q)(1)(A)

Copies of any material amendments to the registrant's charter or by-laws

The Amended and Restated Bylaws of Sterling Capital Funds dated November 19, 2015 is herein incorporated by reference to Post-Effective Amendment No. 116 to the Registration
Statement on Form N-1A (Accession No. 0001193125-15-390210)
("PEA 116") as filed with the SEC on November 30, 2015.